UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2007
Triad Guaranty Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22342	56-1838519
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
101 South Stratford Road
Winston-Salem, North Carolina 27104
(Address of principal executive offices) (zip code)
(336) 723-1282
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On January 25, 2007 the registrant issued a press release announcing its results of operations for the quarter ended December 31, 2006. This release is furnished as exhibit 99 hereto.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) The following exhibit is furnished with this document and is not filed:

NUMBER	EXHIBIT

99	Press release issued by Triad Guaranty Inc. dated January 25, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triad Guaranty Inc.

Date: January 25, 2007	By:	/s/ Kenneth W. Jones

	Name:	Kenneth W. Jones
	Title:	Senior Vice President and
Chief Financial Officer